UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Image Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IMAGE ENTERTAINMENT, INC.
20525 Nordhoff Street, Suite 200
Chatsworth, California 91311
NOTICE OF FISCAL 2007 ANNUAL MEETING OF STOCKHOLDERS
To be held March 28, 2008
Dear Stockholder:
You are cordially invited to attend our annual meeting of stockholders at the Hilton Woodland Hills, located at 6360 Canoga Avenue, Woodland Hills, California, on Friday, March 28, 2008, at 10:00 a.m. local time. The business of the annual meeting will be to:
•	Elect our Class I directors,

•	Ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008,

•	Review the status of our business, and

•	Discuss and resolve any other matters that properly come before the meeting.
A proxy statement and a proxy card are enclosed with this notice. The proxy statement describes the business to be transacted at the meeting and provides other information about the company that you should know when you vote your shares. You may vote your shares in person at the annual meeting or by using the enclosed proxy card.
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder.
Stockholders of record as of the close of business on February 26, 2008, will be entitled to vote at the meeting, or any adjournments of the meeting.
By Order of the Board of Directors,

DENNIS HOHN CHO, ESQ.
Corporate Secretary
Chatsworth, California
February 27, 2008
Whether or not you plan to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided. Signing and returning a proxy will not prevent you from voting in person at the meeting.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
OF
IMAGE ENTERTAINMENT, INC.
To Be Held on March 28, 2008
Where and when is the Annual Meeting? Our annual meeting of stockholders will be held at the Hilton Woodland Hills, located at 6360 Canoga Avenue, Woodland Hills, California, on Friday, March 28, 2008, at 10:00 a.m. local time.
Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on February 26, 2006, the record date fixed by our Board of Directors, and you are entitled to vote at the annual meeting. This Proxy Statement will be mailed beginning approximately February 29, 2008. A copy of our fiscal 2007 Annual Report will also be mailed to stockholders beginning approximately February 29, 2008. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.
Who can attend the annual meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the annual meeting.
Who is entitled to vote? Only holders of record of our common stock at the close of business on February 26, 2008, the record date, are entitled to vote at the annual meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 21,755,718 shares of our common stock outstanding, and no shares of preferred stock outstanding.
Who are the proxies? The Board of Directors of the Company has appointed Mr. Martin Greenwald, our President, CEO and Chairman, and Mr. Ira Epstein, our Director, to serve as proxies at the annual meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the annual meeting.
How do I vote if I am a registered stockholder? You may vote in person or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your proxy card by mail or in person at the annual meeting. If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the proxy card in person at the annual meeting.
How do I vote electronically? In addition to voting in person or by completing and mailing the proxy card, you may vote by using the Internet or by telephone. If you wish to vote via the Internet, go to www.proxyvote.com and follow the instructions given. You will need your proxy card in hand when you access the website. Or, you can vote via telephone by calling 1-800-690-6930. You will need your proxy card in hand when you call that number. You may vote via the Internet or telephone up until 11:59 p.m. Eastern Time the day before the annual meeting.
How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board of Directors on that proposal.
How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide you. If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

What items will be voted upon at the annual meeting? The following items will be voted upon at the annual meeting:
(1)	the election of our Class I directors,

(2)
the ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending March 31, 2008, and

(3)	any other matters that properly come before the meeting.
The Board of Directors does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.
What are the Board of Directors’ voting recommendations? For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of all nominees for Class I directors proposed by our Board (Proposal 1). The Board of Directors has ratified the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending March 31, 2008, which selection was made by the Company’s Audit Committee. The Board of Directors recommends a vote FOR the ratification of the auditors (Proposal 2).
How can I provide my comments to the Company? We urge you to let us know your feelings about the Company or to bring a particular matter to our attention by writing directly to us at Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, CA 91311, Attention: Corporate Secretary.
How many votes are needed to have the proposals pass? A plurality of the votes cast at the annual meeting is required to elect directors and ratify the selection of the auditors.
How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the annual meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR the election of directors recommended by the Board and FOR the ratification of the auditors selected by the Audit Committee.
Abstentions. Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will not constitute a vote “FOR” or “AGAINST” any matter, and thus will be disregarded in the calculation of a plurality or of shares voting or votes cast on any matter submitted to the stockholders for a vote.
Broker Non-Votes. Broker non-votes, meaning shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy card that the broker or nominee does not have discretionary power to vote on a particular matter, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy card that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter, even though those shares are considered present for quorum purposes and may be entitled to vote on other matters.
Quorum for Election of Directors. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the annual meeting. Assuming a quorum is present, the nominees receiving the highest number of votes will be elected as directors. Votes against a candidate have no legal effect. The holders of a majority of the shares of common stock voting could elect all of the directors.
How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:
(1)	giving timely written notice of the revocation to our Corporate Secretary,

(2)	executing and delivering a proxy card with a later date, or

(3)	voting in person at the meeting.
How do I designate my proxy? If you wish to give your proxy to someone other than the persons named on the proxy card, you may cross out all of their names and insert the name or names of another person. The signed proxy card must be presented at the meeting by the person you have designated on the proxy card.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposal 1 (the election of directors) and Proposal 2 (ratification of auditors) as may properly come before the annual meeting.
Who will pay for the costs involved in the solicitation of proxies? We will pay all costs of preparing, assembling, printing and distributing the proxy materials. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board of Directors through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

BOARD OF DIRECTORS
Our Board of Directors, which is elected by our stockholders, is our ultimate decision-making body except with respect to those matters reserved to our stockholders. The Board selects the officers and other members of the senior management team, who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our Chief Executive Officer and other officers.
Directors
The following persons are members of our board of directors (“Board”). Each successor director shall hold office for a three-year term, until a successor is duly elected and qualified or until his earlier death, resignation or removal from office. The directors were elected into the classes below at the Fiscal 2006 Annual Meeting and will serve for an initial term of one year for Class I directors, two years for Class II directors and three years for Class III directors. The Class I directors will be up for election at the Fiscal 2007 Annual Meeting, the Class II directors at the Fiscal 2008 Annual Meeting and the Class III directors at the Fiscal 2009 Annual Meeting.

	Director		Principal Occupation and Business Experience During Past Five Years and Other
Name	Class	Age	Directorships
Martin W. Greenwald	III	66
Mr. Greenwald has served as our Chairman of the Board, President and Chief Executive Officer since 1981. During his tenure, we have transitioned from a leading independent laserdisc distributor, to a leading independent DVD distributor, and a cutting edge supplier of digital home entertainment. Mr. Greenwald was previously involved with the Digital Video Disc Group (now known as the Digital Entertainment Group), and previously chaired the Laserdisc Association/Optical Video Disc Association. He has been a guest lecturer at the USC Marshall School of Business and UCLA Anderson School of Management, and has been a guest speaker or panelist at numerous home video entertainment events. From 1990 to 1998, Mr. Greenwald served on the board of directors of The Entertainment Industry Foundation. He has been honored with the Visionary Award from the Entertainment AIDS Alliance, has served as director of the Permanent Charities Committee of the Entertainment Industries, and is an active supporter of Cedars Sinai Hospital’s United Hostesses Charities and Didi Hirsch Community Mental Health Centers. Mr. Greenwald is a graduate of Fairleigh Dickinson University.

David Coriat	II	58
Mr. Coriat has served as a member of our Board since 2005. Since 1986, Mr. Coriat has served as Executive Vice President, Chief Financial Officer and director of Slaight Communications Holdings Inc. (formerly Standard Broadcasting Corporation Limited), which was the largest privately-owned multi-media company in Canada, prior to the sale of its broadcasting assets in October 2007, and one of our largest stockholders. Prior to joining Standard Broadcasting, Mr. Coriat enjoyed a successful career with an international accounting firm providing accounting advice to financial institutions, performing special investigations and feasibility studies.

Ira Epstein	II	75
Mr. Epstein has served as a member of our Board since 1990. Mr. Epstein is an entertainment attorney representing high-profile clients in the television and motion picture industries, as well as related businesses throughout the entertainment industry. Mr. Epstein has been Of Counsel to the international law firm of Greenberg Traurig, LLP since June 2002. From 1993 to June 2002, he was Of Counsel to the Beverly Hills entertainment law firm Weissmann, Wolff, Bergman, Coleman, Silverman & Holmes, LLP. From 1975 to 1993, Mr. Epstein was the managing partner of the entertainment law firm Cooper, Epstein & Hurewitz. He has held officer and director positions in numerous corporations, formerly served as a Member of the Board of Trustees of the San Diego Arts Performance League, currently serves as a member of the Board of Directors of the North Coast Repertory Company, where he served as Vice President prior to serving as President for the past four years, and serves as a member of the San Dieguito Planning Group, the North San Diego zoning and land use advisory group to the San Diego Board of Supervisors. Mr. Epstein obtained his J.D. from University of Nebraska College of Law, and was a Captain in the Judge Advocate General Air Force.

	Director		Principal Occupation and Business Experience During Past Five Years and Other
Name	Class	Age	Directorships
Gary Haber	III	62
Mr. Haber has served as a member of our Board since 2005. Mr. Haber is a respected 31-year entertainment industry Certified Public Accountant. Since its founding in 1977, Mr. Haber has served as principal of Haber Corporation, providing financial and business management services to top internationally-recognized artists in the music and entertainment industry. Haber Corporation also offers a variety of other services, including royalty participation accounting, royalty compliance audits, publishing administration, concert tour accounting, and valuations of copyrights and masters. Mr. Haber has frequently spoken at the Southern Regional Entertainment and Sports Law Seminar, and guest lectured at UCLA. He serves as President of the Nashville Screenwriters Conference, Treasurer and a member of the Board of Directors of the Association of Independent Music Publishers (AIMP), and serves on the Boards of Directors of the Alliance of Artists Recording Companies (AARC), Academy of Country Music and is President of the Academy of Country Music Charitable Fund. Mr. Haber has a B.S. in Accounting from Long Island University.

M. Trevenen Huxley	I	56
Mr. Huxley is a leading digital media consultant who has served as a member of our Board since 1998 and previously as a consultant for our digital rights subsidiary, Egami Media, Inc. (“Egami”), from April 2005 through November 2006. In 1990, Mr. Huxley co-founded Muze Inc., which became the leading entertainment product database in the United States, served as its President and Chief Executive Officer from 1992 to March 1998, and as its Executive Vice President for Business Development until November 2002. He led the technology team that developed and deployed over 5,000 entertainment information kiosks in retail music, book and video stores throughout the U.S., and spearheaded efforts that led to the use of Muze data by most of the major Internet entertainment retailers and portal sites, including Amazon and Yahoo!. From 1998 to 2000, Mr. Huxley served as Co-Chair of an EC project funded under the European Commission Info 2000 Program, which developed an analysis of the requirements for metadata for e-commerce in intellectual property in the network environment. He serves on the Board of Directors of The Center for Social and Emotional Education, a non-profit organization based in New York City.

Robert J. McCloskey	I	60
Mr. McCloskey has served as a member of our Board since 2002. Mr. McCloskey is retired after acting as President and Chief Executive Officer of Shopcast Television (TV) since 2006. From 1987 to  2004, Mr. McCloskey served as Chairman of the Home Entertainment Group of Standard Broadcasting, as well as President and Chief Executive Officer of Video One Canada Limited. Prior to joining Standard Broadcasting, he spent 17 years in the consumer products industry in numerous senior domestic and international assignments with General Foods, Pepsico, Rothmans International and Nabisco. Mr. McCloskey has a B.S. from Cornell University and an M.B.A. from York University.

Executive Officers
The following persons are our executive officers, having been elected to their respective offices by our Board:

Name	Age	Position
Current Executive Officers

Martin W. Greenwald	66	Chairman of the Board, Chief Executive Officer and President(1)

David Borshell	43	Chief Operating Officer

Jeff M. Framer	46	Chief Financial Officer

Former Executive Officer

Jeffrey Fink	50	Former Chief Marketing Officer
(1)   See “Directors” above for Mr. Greenwald’s biography.
Executive officers serve at the pleasure of our Board. The following is a brief description of the business experience of each of our executive officers during the past five years:
Mr. Borshell has served as our Chief Operating Officer since July 2000. Previously he served as our Senior Vice President, Sales, Marketing and Operations from December 1994 to June 2000. Prior to 1994, Mr. Borshell held various positions with us, starting as an Account Executive in February 1986. Mr. Borshell is a contributor to the Digital Entertainment Group, an industry trade association devoted to fostering consumer awareness of the DVD format, as well as future digital home entertainment formats.

Mr. Framer has served as our Chief Financial Officer since April 1993. Previously, he served as our Controller from September 1990 to March 1993. Mr. Framer served as Senior Manager at KPMG LLP from July 1989 to September 1990; and as Manager at KPMG LLP from July 1988 to June 1989. Mr. Framer received his B.S. in Business Administration and Accounting Theory and Practice from California State University at Northridge in 1984. Mr. Framer is a Certified Public Accountant.
Mr. Fink served as our Chief Marketing Officer from January 2007 to June 2007. Prior to working with us, Mr. Fink served as Founder and Chief Executive Officer for Media Content Management, Inc., an entertainment consulting company, from March 2006 to January 2007. From January 2004 to February 2006, Mr. Fink served as Senior Executive Vice President, Home Entertainment for Miramax Films. From 1994 to December 2003, he served as President of Sales and Marketing at Artisan Entertainment. Mr. Fink graduated in 1981 from Wayne State University with a B.A. in Business Administration.
Family Relationships
There is no family relationship between any executive officer or director.
Section 16(a) Beneficial Ownership Reporting Compliance
Under Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the directors, executive officers and the beneficial holders of more than 10% of our common stock are required to file reports of ownership and changes in ownership with the SEC. Based solely on our records and written representations from certain of these persons, we believe that during fiscal year 2007 all applicable Section 16(a) filing requirements were met.
Code of Ethics and Governance Guidelines
Our Code of Ethics Policy, which is applicable to all employees, including our principal executive officer, principal financial officer and principal accounting officer, as well as our Insider Trading Policy, Corporate Governance Guidelines, the written Charters for our Audit, Compensation, and Nominations and Governance Committees, as well as periodic and current reports filed with the SEC, are available on our website, www.image-entertainment.com, and are available in print to any stockholder upon request. Amendments and waivers, if any, will be disclosed on our website. Such information is incorporated herein by reference.
Director Independence
The Board has determined that David Coriat, Ira S. Epstein, Gary Haber, M. Trevenen Huxley and Robert J. McCloskey are independent as that term is defined under the Exchange Act and NASDAQ Marketplace Rule 4200(a)(15).
Committees of the Board and Attendance at Meetings
Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility.
Although the full Board considers our major decisions, the Board has established an Audit Committee, a Compensation Committee, and a Nominations and Governance Committee to more fully address certain areas of importance to us. In September 2005, the Board also established a Special Committee to address an unsolicited proposal from Lions Gate Entertainment and other alternatives to maximize stockholder value. The Board has appointed individuals from among its members to serve on these four committees. The membership of each of these four committees is composed entirely of independent directors.
In fiscal 2007, the Audit Committee held a total of seven committee meetings, which consisted of three special meetings and four regular meetings. Six of the meetings were attended by all of the members and one was attended by all of the members except one, but a quorum was present. The Compensation Committee held one special meeting attended by all of its members. The Nominations and Governance Committee held two special meetings attended by all of its members. The Special Committee held eleven special meetings, nine of which were attended by all of its members and two of which were attended by all of its members except one, but a quorum was present. No other committee meetings were held. All other committee business was transacted in executive session of meetings of the full Board.

Audit Committee. Our Audit Committee for fiscal 2007 was composed of Messrs. Haber, Coriat and Epstein. Our Board has determined that Mr. Haber, the fiscal 2007 Chairman of the Audit Committee, meets the requirements of “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. As provided in the Audit Committee’s charter adopted on June 5, 2000, revised and readopted on December 18, 2003, and filed in our proxy statement for fiscal 2004, the Audit Committee’s primary functions are to:
(1)	monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance,

(2)	select our independent auditors, monitor the independence and performance of our independent auditors and internal auditing department, and

(3)	provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board.
Compensation Committee. Our Compensation Committee for fiscal 2007 was composed of Messrs. Epstein and McCloskey (Chairman). The Compensation Committee’s primary functions are to review and approve salaries, bonuses and other compensation payable to our executive officers. In addition, the Compensation Committee administers our 2004 Incentive Compensation Plan, 1998 Incentive Plan, and employee benefit plans other than our 1994 Eligible Directors Stock Option Plan. For more information on this matter, please refer to our “Compensation Committee Report on Executive Compensation.”
Nominating and Governance Committee. Our Nominating and Governance Committee for fiscal 2007 was composed of Messrs. McCloskey and Coriat (Chairman). This committee’s primary function is to review and recommend our potential director candidates and corporate governance matters. Prior to formation of this committee, this function was previously discharged exclusively by independent directors of the Board voting in executive session.
The charter of the Nominating and Governance Committee, which was filed in our proxy statement for fiscal 2005, provides that the committee will consider Board candidates recommended for consideration by our stockholders, provided the stockholders provide information regarding candidates as required by the charter or reasonably requested by us within the timeframe proscribed in Rule 14a-8 of Regulation 14A under the Exchange Act, and other applicable rules and regulations. Recommendation materials are required to be sent to the committee, c/o Robert McCloskey, at our corporate address. There are no specific minimum qualifications required to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more of the members of our Board to possess, other than as are necessary to meet any requirements under the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board.
The Nominating and Governance Committee considers director candidates that are suggested by members of the Board, as well as management and stockholders. Although it has not previously done so, the committee may also retain a third-party executive search firm to identify candidates. The process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves reviewing potentially eligible candidates, conducting background and reference checks, interviewing the candidate and others (as schedules permit), meeting to consider and approve the candidate and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals.
Special Committee. Our Special Committee for fiscal 2007 was composed of Messrs. Haber, McCloskey and Epstein (Chairman) and in October 2006, Mr. Coriat was added to the committee. This committee’s primary function has been to address the unsolicited proposal from Lions Gate Entertainment and to review and analyze other alternatives to maximize stockholder value, including but not limited to the process with BTP.
Annual Meeting Attendance. We have adopted a policy encouraging attendance by the Board, if practicable and time permitting, at our stockholder annual meetings, either in person, by telephone or by other similar means of live communication including video conference or webcast. All of our then-directors attended our 2006 Annual Meeting of Stockholders held on October 10, 2006, except one.
Executive Sessions of Non-Management Directors. Our non-management directors also meet in executive sessions on an as needed basis.

Communications with Directors
Stockholders may communicate with the Board or to one or more individual members of the Board by writing Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, CA 91311, Attention: Corporate Secretary. As appropriate, communications received from stockholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in his discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request.
Discretionary Option Grants
On September 10, 2004, the Board of Directors and the holders of a majority of outstanding shares approved the 2004 Incentive Compensation Plan. Under the plan, 1,000,000 shares of common stock were reserved for issuance to employees, officers, directors and consultants of the Company. The plan also provides for the issuance of incentive and nonqualified options. The Board of Directors determines the terms of stock option agreements, including vesting requirements. The exercise price of incentive stock options must be no less than the fair market value on the date of grant. The options expire not later than ten years from the date of grant.
On July 3, 2000, the Board amended the 1998 Incentive Plan to authorize, within plan limits, discretionary stock option grants to non-executive directors. Under the 1998 Incentive Plan, if a director’s services as a member of the Board terminate by reason of death or disability, his exercisable options will remain exercisable for two years. If the director’s services terminate for any other reason, the exercisable options will remain exercisable for three months.
The 2004 Incentive Compensation Plan and 1998 Incentive Plan continue to provide that discretionary awards may also be granted to non-executive directors in one or more of the following circumstances:
(1)	in connection with the grantee becoming a member of the Board,

(2)	to reward a director’s exceptional or extraordinary services, or

(3)	in consideration for services to the Company outside the scope of his normal duties in the ordinary course as a director.
Formula Option Grants
From July 1994 to July 1998, we made annual awards to non-employee directors, or Formula Options, under the Company’s 1994 Eligible Directors Stock Option Plan, as amended. Generally, the Formula Options are now vested and expire ten years after their date of grant, subject to earlier termination, by reason of death, disability or certain merger transactions.
Codes of Conduct and Ethics
Our Board has adopted a Code of Conduct that applies to all company directors, officers and employees. We have also adopted a Code of Ethics that applies to our chief executive officer and senior financial officers, including our principal financial officer and principal accounting officer. The Codes of Conduct and Ethics are posted on our website at www.image-entertainment.com.
Compensation Committee Interlocks and Insider Participation
Mr. Epstein is a non-employee director who served on our Compensation Committee for the entire fiscal year 2007. The international law firm of Greenberg Traurig, LLP was retained by us to provide legal services on December 14, 2001. Mr. Epstein became Of Counsel to Greenberg Traurig, LLP on July 1, 2002. We paid Greenberg Traurig, LLP fees for its legal services at prices that, in the opinion of management, were fair and reasonable and as favorable to us as those which could have been obtained from unrelated third parties. We are not currently using the services of Greenberg Traurig, LLP.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our policy on Related-Party Transactions is included in our revised Code of Conduct, which has been reviewed and approved by the Board effective as of June 19, 2007. Our policy states that each executive officer, director or nominee for director will disclose to the Audit Committee of the Board the following information regarding a Related-Person Transaction for review, approval or ratification by the Audit Committee: (i) the name of the Related-Person (as defined by Item 404(a) of Regulation S-K under the Exchange Act), and if he or she is an immediate family member of an executive officer, director or nominee for director, the nature of such relationship; (ii) the Related-Person’s interest in the transaction; (iii) the approximate dollar value of the amount involved in the transaction; (iv) the approximate dollar value of the amount of the Related-Person’s interest in the transaction; and (v) in the case of indebtedness, the largest total amount of principal outstanding since the beginning of our last fiscal year, the amount of principal outstanding as of the latest practicable date, the amount of principal paid since the beginning of our last fiscal year, and the rate or amount of interest payable on the indebtedness.
The Audit Committee’s decision whether or not to approve or ratify the Related-Party Transaction is made in light of its determination as to whether consummation of the transaction is believed by the Audit Committee to not be or have been contrary to our best interests. The Audit Committee may take into account the effect of a director’s Related-Person Transaction on such person’s status as an independent member of our Board and eligibility to serve on Board committees under SEC and stock exchange rules.
We paid Greenberg Traurig, LLP, a law firm at which Mr. Epstein is Of Counsel, a total of approximately $520,000 during fiscal 2007. The legal fees paid were, in the opinion of management, fair and reasonable, and as favorable to us as those which could have been obtained from unrelated third parties.
From April 2005 to November 2006, M. Trevenen Huxley was consulting for Egami, our subsidiary focused on the acquisition of and licensing digital programming. Mr. Huxley withdrew from his service on our Board committees as a result, although he is still an “independent director” as defined in NASDAQ Marketplace Rule 4200(a)(15). We paid him $9,500, and a corporation controlled by him $40,000, in fiscal 2007. The fees paid to Mr. Huxley and his corporation were, in the opinion of management, fair and reasonable, and as favorable to us as those which could have been obtained from unrelated third parties.
Dale Borshell, the mother of David Borshell, our Chief Operating Officer, is a travel agent at Travel Syndicate. For many years, we have used Travel Syndicate nearly exclusively for our corporate travel needs. We paid Travel Syndicate approximately $216,000 via our Corporate American Express Credit Card for travel services during fiscal 2007, which included airplane ticket fees and costs, and expenses relating to hotel and other travel related services. The fees paid to Travel Syndicate for travel plans made by Travel Syndicate, but charged to the American Express card were, in the opinion of management, fair and reasonable, and as favorable to us as those which could have been obtained through or from unrelated third parties.
On September 25, 2002, we sold $2.0 million of our common stock to Standard Broadcasting Corporation Limited in a private placement.  Standard Broadcasting was the largest privately owned multi-media company in Canada.  Video One, then a wholly-owned subsidiary of Standard Broadcasting and the parent company of VidCanada (now known as Paradox Entertainment Group) was at that time Canada’s largest distributor of pre-recorded home entertainment programming, including DVD, VHS and video games.  VidCanada (now Paradox) was, and continues to be, our exclusive distributor of our home entertainment programming in Canada.  The $2.0 million private placement transaction represented a purchase of 1,801,315 shares of our common stock at $1.11 per share, the closing price of our common stock on September 10, 2002.  Additionally, we issued Standard Broadcasting a five-year warrant to purchase up to 270,198 additional shares at $1.22 per share, which was exercised in August 2006.  Contemporaneous with the private placement, we signed a new five-year exclusive distribution agreement with VidCanada (now Paradox) which expired in October 2007.  In August 2004, Standard Broadcasting sold the operations and assets of Video One to Canadian-based ROW Entertainment Income Fund.  Immediately following the sale, Standard Broadcasting held an approximately 16% interest in ROW Entertainment Income Fund, which interest has been sold since that time.  Robert J. McCloskey, a member of our Board, served as the President and Chief Executive Officer of Video One until August 2004.  In June 2005, ROW Entertainment Income Fund changed its name to Entertainment One Income Fund.  David Coriat, a member of our Board, currently serves as Executive Vice President, Chief Financial Officer and director of Standard Broadcasting (now known as Slaight Communications Holdings Inc.) and formerly served as chairman of Entertainment One Income Fund. Slaight Communications currently holds 1,542,283 shares of our common stock.  In December 2007, we renewed the exclusive distribution agreement with Entertainment One, including its subsidiaries Seville Pictures and Paradox Entertainment, through December 2012.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of February 7, 2008, with respect to the beneficial ownership of shares of our common stock owned by (i) each person, who, to our knowledge based on Schedules 13G or 13D filed with the SEC, is the beneficial owner of more than 5% of our outstanding common stock, (ii) each person who is currently a director, (iii) each Named Executive Officer, and (iv) all of our current directors and executive officers as a group. Unless indicated otherwise below, the person or entity listed has sole voting and dispositive power with respect to the shares that are deemed beneficially owned by such person or entity.

		Percent of
	Shares of Common Stock	Common
Name of Beneficial Owner	Beneficially Owned(1)	Stock(2)
Image Investors Co.(3)	6,069,767	27.77%
MMCAP International Inc., SPC and MM Asset Management Inc.(4)	2,377,694	10.93%
Standard Broadcasting Corp. Ltd. (now known as Slaight Communications Holdings Inc.)(5)	1,542,283	7.09%
Martin W. Greenwald(6)	1,321,604	5.94%
David Borshell(7)	357,657	1.62%
Jeff M. Framer(8)	292,031	1.33%
Ira S. Epstein(9)	72,904	*
M. Trevenen Huxley(10)	44,904	*
Robert J. McCloskey(11)	33,184	*
Gary Haber(12)	28,884	*
David Coriat(13)	8,184	*
All directors and executive officers as a group (8 persons)	2,159,352	9.39%

*	Less than 1%
Notes to Beneficial Ownership Table:
(1)
The number of shares beneficially owned includes shares of common stock in which a person has sole or shared voting power and/or sole or shared investment power. Except as noted below, each person named reportedly has sole voting and investment powers with respect to the common stock beneficially owned by that person, subject to applicable community property and similar laws. Except as noted below, each owner’s mailing address is c/o Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311.

(2)
On February 7, 2008, there were 21,755,718 shares of our common stock, $.0001 par value, outstanding. Common stock not outstanding but which underlies options and rights (including warrants) vested as of, or vesting within, 60 days after February 7, 2008, is deemed to be outstanding for the purpose of computing the percentage of the common stock beneficially owned by each named person (and the directors and executive officers as a group), but is not deemed to be outstanding for any other purpose.

(3)
The mailing address of Image Investors Co. is c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, NJ 07073. All of the shares of common stock are held of record by Image Investors Co. (“IIC”). The shares of common stock listed in the table as beneficially owned by IIC may also be deemed to be beneficially owned by John W. Kluge and Stuart Subotnick by virtue of their being directors, executive officers and the only stockholders of IIC. With respect to these shares, Messrs. Kluge and Subotnick share voting and investment powers. Amendment No. 11 (dated December 30, 1992) to a Schedule 13D dated July 18, 1988, filed on behalf of IIC, John W. Kluge, and Stuart Subotnick, states that IIC and Messrs. Kluge and Subotnick each “disclaims membership in a group, although a group might be deemed to exist.” Includes warrants to purchase 100,000 shares of common stock.

(4)
The mailing address of MMCAP International Inc. SPC is P.O. Box 32021, SMB, Admiral Financial Centre, 90 Fort Street, Grand Cayman, Cayman Islands BWI. The mailing address of MM Asset Management Inc. is 141 Adelaide Street West, Suite 410, Toronto, Ontario, Canada M5H 3L5. The information provided herein is based on information provided on Amendment No. 1 to Schedule 13G, dated January 28, 2008, filed with the SEC on behalf of MMCAP International Inc. SPC and MM Asset Management Inc. The parties share voting and dispositive power with respect to the shares indicated as beneficially owned by them.

(5)
The mailing address of Standard Broadcasting Corporation Limited (now known as Slaight Communications Holdings Inc.) is 2 St. Clair Avenue West, Suite 1100, Toronto, Ontario, Canada M4V 1L6. Ownership based on information provided on Amendment No. 2 (filed May 11, 2006) to Schedule 13G dated September 25, 2002, filed with the SEC on behalf of Standard Broadcasting Corporation Limited.

(6)	Includes options to purchase 499,500 shares of common stock and 1,030 shares owned by MomAnDad, Inc., of which Martin W. Greenwald is a 50% owner.

(7)	Includes options to purchase 337,250 shares of common stock.

(8)	Includes options to purchase 273,250 shares of common stock.

(9)	Includes options to purchase 55,000 shares of common stock.

(10)	Includes options to purchase 25,000 shares of common stock.

(11)	Includes options to purchase 30,000 shares of common stock.

(12)	Includes options to purchase 25,000 shares of common stock.

(13)	Includes options to purchase 5,000 shares of common stock.
Change in Control
For a discussion of our potential merger, please refer to “Item 1. Business — Recent Events” and other information regarding the potential merger included in the Annual Report on Form 10-K included with the mailing of this Proxy Statement. Other than information related to the potential merger, we know of no other arrangement or agreement that would result in a change in control of the Company.
Equity Compensation Plans
The following table sets forth certain information as of March 31, 2007 with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders:

	Number of securities	Weighted-average	Number of securities remaining
	to be issued upon	exercise price of	available for future issuance under
	exercise of	outstanding	equity compensation plans
	outstanding options,	options, warrants	(excluding securities referenced in
Plan Category	warrants and rights(1)	and rights	the first column)
Equity compensation plans approved by security holders	2,428,917	3.547	256,063
Equity compensation plans not approved by security holders:
Compensatory warrants issued to service providers	1,984,284	5.029	—

Total	4,313,201	4.214	256,063

Notes to Equity Compensation Plans Table:
(1)	Includes options granted to employees and directors.

(2)
The compensatory warrants identified in the above table consist of approximately 17 grants made to investors in exchange for their services in connection with the early repayment of a loan, a private placement offering and a convertible debt financing. In March 2004, in connection with the early repayment of a loan, we issued four-year warrants to an investor to purchase up to 100,000 shares at $2.04 per share, expiring March 2008. In December 2004, we issued three-year warrants to certain private placement investors in connection with such private placement to purchase up to 784,284 shares at $6.56 per share, which expired December 2007. In August 2006, we issued a five-year warrant in connection with a convertible debt financing to an investor to purchase up to 1,000,000 shares at $4.25 per share, expiring August 2011. The warrant was recorded as a discount to the related $17 million debt and a long-term liability.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Bylaws provide for a Board consisting of a minimum of four and a maximum of nine directors, with the current number set by the Board at six. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the Class I nominees named below, unless you indicate on the proxy that your vote should be withheld from any or all of the nominees.
The following are the Class I nominees for election as directors proposed by the current Board, with information including principal occupation and other business affiliations, age, positions and offices held with us, and the year each current director was first elected. For information regarding each nominee’s security ownership, see “Security Ownership of Certain Beneficial Owners and Management.”
Our Board of Directors has nominated the persons named in the following table for re-election as directors:

	Nominee		Director
Name	Class	Age	Since
M. Trevenen Huxley	I	56	1998
Robert J. McCloskey	I	60	2002
M. Trevenen Huxley is a leading digital media consultant who has served as a member of our Board since 1998 and previously as a consultant for our digital rights subsidiary, Egami Media, Inc. ("Egami"), from April 2005 through November 2006. In 1990, Mr. Huxley co-founded Muze Inc., which became the leading entertainment product database in the United States, served as its President and Chief Executive Officer from 1992 to March 1998, and as its Executive Vice President for Business Development until November 2002. He led the technology team that developed and deployed over 5,000 entertainment information kiosks in retail music, book and video stores throughout the U.S., and spearheaded efforts that led to the use of Muze data by most of the major Internet entertainment retailers and portal sites, including Amazon and Yahoo!. From 1998 to 2000, Mr. Huxley served as Co-Chair of an EC project funded under the European Commission Info 2000 Program, which developed an analysis of the requirements for metadata for e-commerce in intellectual property in the network environment. He serves on the Board of Directors of The Center for Social and Emotional Education, a non-profit organization based in New York City.
Robert J. McCloskey has served as a member of our Board since 2002. Mr. McCloskey is retired after acting as President and Chief Executive Officer of Shopcast Television (TV) since 2006 . From 1987 to  2004, Mr. McCloskey served as Chairman of the Home Entertainment Group of Standard Broadcasting, as well as President and Chief Executive Officer of Video One Canada Limited. Prior to joining Standard Broadcasting, he spent 17 years in the consumer products industry in numerous senior domestic and international assignments with General Foods, Pepsico, Rothmans International and Nabisco. Mr. McCloskey has a B.S. from Cornell University and an M.B.A. from York University.
The Board of Directors unanimously recommends a vote FOR the election of these two nominees as Class I directors. We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, the persons named on the proxy card will vote the proxies in favor of a substitute nominee. The election of the two nominees proposed by the Board will leave no vacancies on the Board, which pursuant to Article 3, Section 3.3 of our Bylaws may be filled at any time by an affirmative vote or consent of a majority of the Board. Each nominee elected as a director will continue in office until his successor has been elected and qualified, or until his or her earlier resignation, retirement or death.
If elected, Messrs. Huxley and McCloskey (Class I) will serve for a term of three years.
At the Fiscal 2006 Annual Meeting of Stockholders, Class II directors, David Coriat and Ira Epstein, were elected for an initial term of two years and will be up for election at the Fiscal 2008 Annual Meeting of Stockholders, and Class III directors, Martin Greenwald and Gary Haber, were elected for an initial term of three years and will be up for election at the Fiscal 2009 Annual Meeting of Stockholders.

EXECUTIVE COMPENSATION
Summary Compensation Table for 2007 Fiscal Year
The following table sets forth compensation paid to our Named Executive Officers for fiscal 2007, which ended on March 31, 2007:

							Change in
							Pension Value
							and Non-
						Non-	Qualified
						Equity	Deferred
				Stock	Option	Incentive	Compensation	All Other	Total
	Fiscal	Salary	Bonus	Awards	Awards	Plan	Earnings	Compensation	Compensation
Name & Principal Position	Year	($) (1)	($)	($)	($)	Bonus ($)	($)	($)(2)	($)

Current Executive Officers
Martin W. Greenwald,	2007	$679,237	$—	—	—	—	—	$81,380	$760,617
President & Chief Executive Officer

David Borshell,	2007	302,842	—	—	—	—	—	31,679	334,521
Chief Operating Officer

Jeff M. Framer,	2007	285,699	—	—	—	—	—	31,168	316,867
Chief Financial Officer

Former Executive Officer
Jeffrey Fink (3),	2007	47,596	—	$2,165	—	—	—	1,923	51,684
Chief Marketing Officer

(1)	The salary figure for Mr. Greenwald includes a component characterized as an unaccountable personal expense allowance in his employment agreement.

(2)	Includes:
a.	Medical and dental insurance premiums and other payments in excess of those provided to other employees of $32,135 for Mr. Greenwald, $14,101 for Mr. Borshell and $14,334 for Mr. Framer.

b.	Term life insurance premium payments of $24,752 for Mr. Greenwald.

c.	Auto allowances paid and other personal auto expenses of $23,793 for Mr. Greenwald, $12,600 for each of Mr. Borshell and Mr. Framer and $1,923 for Mr. Fink.

d.	Our contributions to a 401(k) plan of $4,478 for Mr. Borshell and $3,734 for Mr. Framer.
(3)	Mr. Fink’s employment with us terminated in June 2007.

Grants of Plan-Based Awards for 2007 Fiscal Year
The following table summarizes options granted in fiscal 2007 to the Named Executive Officers:

					All Other	All Other
					Stock	Option	Exercise or	Grant Date
					Awards: No.	Awards: No.	Base Price of	Fair Value of
		Estimated Future Payouts Under Annual			of Shares of	of Securities	Option	Stock and
		Incentive Bonus Plan (1)			Stock or	Underlying	Awards	Option
Name	Grant Date	Threshold	Target	Maximum	Units (2)	Options (#)	($/Sh)	Awards

Current Executive Officers
Martin W. Greenwald	—	—	—	—	—	—	—	—
David Borshell	—	—	—	—	—	—	—	—
Jeff M. Framer	—	—	—	—	—	—	—	—

Former Executive Officer
Jeffrey Fink	1/22/07	—	—	—	10,000	—	$3.49	$34,900

(1)	There were no stock option grants in fiscal 2007 as part of an incentive bonus plan.

(2)	Mr. Fink received 10,000 RSUs vesting over three years when he joined us, which RSUs were terminated when his employment with us ceased in June 2007.

Outstanding Equity Awards at 2007 Fiscal Year End
All equity awards reported in the table below were granted under the 1998 Incentive Plan or 2004 Incentive Compensation Plan. The table below generally sets forth the number of outstanding equity awards that have not been earned or vested or that have not been exercised by the Named Executive Officers as of March 31, 2007:

										Equity
										Incentive
										Plan	Equity
			Equity							Awards:	Incentive Plan
			Incentive						Market	No. of	Awards:
			Plan						Value of	Unearned	Market or
			Awards:						Shares or	Shares,	Payout Value
	No. of	No. of	No. of				No. of		Units of	Units or	of Unearned
	Securities	Securities	Securities				Shares or		Stock	Other	Shares, Units
	Underlying	Underlying	Underlying				Units of		That	Rights	or Other
	Unexercised	Unexercised	Unexercised	Option			Stock That		Have Not	That Have	Rights That
	Options (#	Options (#	Unearned	Exercise	Option		Have Not		Vested	Not	Have Not
Name	Exercisable)	Unexercisable)	Options (#)	Price ($)	Expiration Date		Vested (#)		($)*	Vested (#)	Vested ($)*
Current Executive Officers
Martin W. Greenwald	120,000	—	—	$3.80	9/21/2014	(4)	—		—	—	—
	80,000			5.00	9/21/2014	(4)
	72,500			1.75	10/1/2011	(2)
	62,000			1.78	3/5/2013	(3)
	120,000			3.75	7/2/2010	(1)
	45,000			3.39	1/4/2016	(5)
David Borshell	108,000	—	—	$3.80	9/21/2014	(4)	—		—	—	—
	60,000			5.00	9/21/2014	(4)
	52,250			1.75	10/1/2011	(2)
	42,000			1.78	3/5/2013	(3)
	40,000			3.75	7/2/2010	(1)
	35,000			3.39	1/4/2016	(5)
Jeff M. Framer	84,000	—	—	$3.80	9/21/2014	(4)	—		—	—	—
	40,000			5.00	9/21/2014	(4)
	42,250			1.75	10/1/2011	(2)
	32,000			1.78	3/5/2013	(3)
	40,000			3.75	7/2/2010	(1)
	35,000			3.39	1/4/2016	(5)
Former Executive Officer
Jeffrey Fink	—	—	—	—	—		10,000	(6)	$41,900	—	—
* Uses closing stock price of $4.19 per share of our common stock at March 30, 2007, the last trading day of our fiscal year.
(1)	Stock Options granted on 7/3/2000 that were fully vested on 7/3/2003 (one-seventh of the grant vested every six months beginning on July 3, 2000).

(2)	Stock Options granted on 10/1/2001 that were fully vested on 10/1/2004 (one-twelfth of the grant vested every three months beginning on January 2, 2002).

(3)	Stock Options granted on 3/6/2003 that were fully vested on 3/6/2006 (one-twelfth of the grant vested every three months beginning on June 6, 2003).

(4)	Stock Options granted on 9/22/2004 (one-twentieth of the grant vested every three months beginning on December 22, 2004). Vesting was accelerated on March 29, 2006 for all unvested options.

(5)	Stock Options granted on 1/5/2006 (one-twentieth of the grant vested every three months beginning on April 5, 2006). Vesting was accelerated on March 29, 2006 for all unvested options.

(6)
Restricted Stock Units granted on 1/22/2007 (one-third of the grant would have vested on each of January 22, 2008, 2009 and 2010, respectively) were terminated when Mr. Fink’s employment terminated in June 2007.

Option Exercises and Stock Vested in 2007 Fiscal Year (1)
The following table sets forth monetary information regarding the exercise of stock options, SARs, or vesting of stock awards in fiscal 2007 by each of the Named Executive Officers:

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on Exercise	Value Realized on	Acquired on Vesting	Value Realized on
Name	(#)	Exercise ($)	(#)	Vesting ($)
Current Executive Officers
Martin W. Greenwald	—	—	—	—
David Borshell	—	—	—	—
Jeff M. Framer	—	—	—	—

Former Executive Officer
Jeffrey Fink	—	—	—	—
(1)	There were no option exercises by the Named Executive Officers during fiscal 2007.
Director Compensation
The following table sets forth information regarding the compensation of our non-employee directors in fiscal 2007:

	Fees Earned or		All Other
Name	Paid in Cash (1)	Stock Awards (2)	Compensation	Total
David Coriat	$14,000	$11,048	—	$25,048
Ira S. Epstein (3)	$25,000	$11,048	—	$36,048
Gary Haber (4)	$25,000	$11,048	—	$36,048
M. Trevenen Huxley (5)	$49,500	$11,048	—	$60,548
Robert J. McCloskey	$16,000	$11,048	—	$27,048
(1)	Cash compensation for Board and committee meeting attendance, service as a committee chairman and other service.

(2)
The amounts in the “Stock Awards” column includes the compensation cost for fiscal 2007 related to RSUs granted in fiscal 2007. Stock Award value is calculated by multiplying the RSUs issued by the closing market price of our common stock on the date of grant.

(3)	Representation fee for meeting with Institutional Shareholder Services of $4,000 and total meeting fees of $21,000.

(4)	Audit Committee Chairman fee of $10,000, paid quarterly, and total meeting fees of $15,000.

(5)
Consulting fees of $40,000 paid to Thinxinc, Inc., a company controlled by Mr. Huxley, and total meeting fees of $9,500. See “Certain Relationships and Related Transactions, and Director Independence” above.

COMPENSATION DISCUSSION AND ANALYSIS
Overview of Compensation Program. The Compensation Committee is responsible for establishing, implementing, and monitoring management’s adherence to our compensation program. The Compensation Committee oversees the compensation that is paid to our executive officers to ensure that their compensation is fair, reasonable and competitive. In the event of newly created positions or specific retention concerns, industry market research for salary and benefits would be used to ensure fair compensation consistency.
Compensation Program Objectives. Our goal is to maximize stockholder value over the long term by implementing programs designed to enable us to attract, retain and motivate the best possible key employees to operate and manage us at all levels. We offer a contributory 401(k) plan and provide health, life and disability insurance to full-time employees.
The compensation packages contain the following components for each of the executive officers listed in the “Summary Compensation Table” above (referred to in this report as our “Named Executive Officers”):
•	base salary,

•	long-term incentive compensation in the form of stock-based awards, including options and restricted stock unit awards, and

•	short-term incentive compensation in the form of annual cash bonuses based on our financial performance.
Base Salary. A Named Executive Officer’s base salary is determined by an assessment of his sustained performance against individual job responsibilities, including, where appropriate, the impact of his performance on our business results, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement. In general, employment agreements with our Named Executive Officers provide that base salary will increase five percent annually. In fiscal 2007, other than the annual five percent raise, no other increases in base salary were made.
Bonuses. The criteria for calculating performance-based bonuses for our Named Executive Officers are set annually by the Compensation Committee. Annual bonuses, if any, are equal to 10% of consolidated pretax earnings adjusted to add back noncash amortization expense of restricted stock units and warrants, thereby establishing a direct link between incentive bonuses and our financial performance. An individual Named Executive Officer’s annual cash bonus is a percentage of the bonus pool determined by such person’s job level. Actual cash bonuses are determined by applying a formula based on our achievement of consolidated pretax earnings, as adjusted, to each executive officer’s job level. Our Chief Executive Officer generally receives a higher percentage than the other Named Executive Officers, and the Named Executive Officers generally receive a higher percentage of the pool than other officers. Specific bonus amounts proposed for each officer are prepared by our Chief Financial Officer and Chief Operating Officer and are presented by our Chief Executive Officer to the Compensation Committee for their approval.
The specific performance criteria and targets used to determine the bonuses and restricted stock unit accelerated vesting are subject to change annually at the Compensation Committee’s discretion to adjust for changes in our business, competitive conditions, changes in our capitalization, performance and needs. Our Named Executive Officers are eligible for cash bonuses as incentive short-term compensation, based on our financial performance relative to annually determined performance targets. The cash bonus target for fiscal 2007 was based on a percentage formula relative to 10% of consolidated pretax earnings, adjusted to add back noncash amortization expense of restricted stock units and warrants. Bonus criteria are subject to change annually at the discretion of the Compensation Committee. Our Named Executive Officers did not earn financial performance-based bonuses in fiscal 2007.
Option Grants. The Compensation Committee views any option grant portion of the Named Executive Officer compensation packages as a special form of long-term incentive compensation to be awarded on a limited and non-regular basis. The objective of these awards is to advance the longer-term interests of both us and our stockholders, and to complement incentives tied to annual performance. These awards provide rewards to Named Executive Officers based upon the creation of incremental stockholder value and the attainment of long-term financial goals. Stock options produce value to our Named Executive Officers only if the price of our stock appreciates, thereby directly linking the interests of our Named Executive Officers with those of our stockholders.
When granted, stock options are priced at or above the fair market value of our common stock on the date of grant. Awards of stock options are determined based on the Compensation Committee’s subjective determination of the amount of awards necessary, as a supplement to a Named Executive Officer’s base salary and performance-based bonus, to retain and motivate said Named Executive Officer. In fiscal 2007, there were no options granted to our Named Executive Officers by the Compensation Committee.

Restricted Stock Unit Grants. The Compensation Committee has the ability to authorize grants of restricted stock units (“RSUs”) to our Named Executive Officers. In January 2007, we granted 10,000 RSUs to Jeffrey Fink, our then-Chief Marketing Officer, as an incentive to join us. The RSUs were to vest over three years (3,300 shares on January 22, 2008, 3,300 shares on January 22, 2009, and 3,400 shares on January 22, 2010), except that Mr. Fink’s employment with us terminated in June 2007.
Retirement, Perquisites and Other Benefits. Our Named Executive Officers receive medical, dental, life and short and long-term disability insurance, 401(k) plan participation, vacation and reimbursement for reasonable business expenses. Mr. Greenwald also receives personal life insurance premium payments and reimbursements for medical expenses not covered by medical insurance, an unaccountable personal expense allowance, and use of a company car. Messrs. Borshell and Framer each receive a monthly car allowance.
Compensation of Chief Executive Officer. The compensation of our Chief Executive Officer results from his participation in the same compensation programs as our other Named Executive Officers. The Compensation Committee applied the principles outlined above in establishing Mr. Greenwald’s compensation, in the same manner as they were applied to our other Named Executive Officers.
Section 162(m) Policy. To the extent reasonably practicable and within the Compensation Committee’s control, the Compensation Committee prefers to limit compensation in ordinary circumstances to that which is deductible by us under Section 162(m) of the Internal Revenue Code. During fiscal year 2007, all compensation paid to our Named Executive Officers was within the Section 162(m) limit. Any existing grants of RSUs, however, are not considered performance-based for these purposes and are included as compensation for these purposes only when they vest. Accordingly, to the extent that the value of shares vesting in any future year under RSU awards, when combined with salary, allowances and other non-exempt compensation, exceeds $1,000,000, the excess would not be deductible. The Compensation Committee does not expect non-exempt compensation to exceed the applicable limit for fiscal year 2008.
Compensation of Non-Employee Directors. Non-employee directors are each compensated for meeting attendance at the rate of $2,000 for each meeting of the Board or a committee of the Board where in-person attendance is expected, and $500 for each Board or committee meeting where telephonic attendance is expected. We estimate we will have two in-person meetings and between ten and fifteen telephonic meetings each year, resulting in approximately $9,000 to $11,500 in compensation per non-employee director. In addition, we compensate our Audit Committee Chairman $2,500 per quarter.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (1)
Our Compensation Committee is composed entirely of independent directors. The Compensation Committee reviews with the full Board all aspects of the compensation packages for each of our executive officers. The Compensation Committee, and from time to time the full Board, approves compensation packages and any amendments thereto. Executive officers who are also directors do not participate in deliberations or decisions involving their own compensation. The Compensation Committee administers our 1998 Incentive Plan, 2004 Incentive Compensation Plan and other employee benefit plans. This report addresses the Compensation Committee’s objectives and its actions and decisions with respect to compensation for the 2007 fiscal year.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which precedes this report (see “Compensation Discussion and Analysis” above). Based on such review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis section be included in our 2007 Form 10-K.
COMPENSATION COMMITTEE
          Robert J. McCloskey, Chairman
          Ira S. Epstein

(1)
The Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of our filings pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of the Acts.

PROPOSAL 2
RATIFICATION OF THE SELECTION OF THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company is seeking stockholder ratification of the selection by the Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008.
Stockholder ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm is not required under the laws of the State of Delaware, by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of BDO Seidman, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to continue to retain BDO Seidman, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
BDO Seidman, LLP, Los Angeles, California, which was appointed our independent registered public accounting firm in October 2004, has audited our financial statements for the fiscal years ended March 31, 2005, 2006 and 2007 and is currently serving as the Company’s independent registered public accounting firm. The Audit Committee approved this appointment.
A representative of BDO Seidman LLP is expected to be present at the annual meeting, to have an opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.
Independent Registered Public Accounting Firm. BDO Seidman, LLP has been our independent registered public accounting firm since October 2004. There were no disagreements between us and BDO Seidman, LLP in the preparation of this report.
Principal Accountant Fees and Services. For the fiscal years ended March 31, 2007 and 2006, the following fees were billed by BDO Seidman, LLP for the indicated services:

	2007	2006
Audit Fees	$312,193	$218,705
Audit-Related Fees	—	32,405
Tax Fees	—	—
All Other Fees	7,925	—

Total Fees	$320,118	$251,110

Audit Fees. Consisted of fees billed for professional services rendered for: (i) the audit of our consolidated financial statements; (ii) the review of interim consolidated financial statements for our quarterly filings; and (iii) any services that are normally provided by our principal accountant in connection with statutory and regulatory filings or engagements.
Audit-Related Fees. There were no audit-related fees during the fiscal year ended March 31, 2007. In the fiscal year ended March 31, 2006, audit-related fees represent fees for due diligence and related consultations in connection with the acquisition of Public Media, Inc. dba Home Vision.
Tax Fees. BDO Seidman, LLP does not perform professional services for tax compliance, tax advice or tax planning for us.
All Other Fees. Consisted of fees for professional services related to our potential sale.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. Our Audit Committee’s policy is to pre-approve the audit and non-audit services provided by the independent registered public accounting firm, in order to assure that the provision of such services does not impair the auditor’s independence. Our Audit Committee believes that the combination of general pre-approval of certain types of services and specific pre-approval of other services will result in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In determining whether to grant general or specific pre-approval, our Audit Committee will consider whether such services are consistent with the applicable rules and regulations on auditor independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. With respect to each proposed pre-approved service, the independent registered public accounting firm is required to provide to the Audit Committee detailed back-up documentation regarding the specific services to be provided.
All of the fees paid to BDO Seidman, LLP in fiscal 2007 and 2006 were pre-approved by the Audit Committee. Our Audit Committee has considered whether the provision of services other than those described above under the heading of “Audit Fees” are compatible with maintaining the independence of BDO Seidman, LLP.

AUDIT COMMITTEE REPORT (1)
Our Audit Committee is composed of three independent directors and operates under a written charter approved and annually reviewed by our Board. Our management is responsible for the internal accounting controls and the financial reporting process, and the preparation of financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm, BDO Seidman, LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and performing timely reviews of the quarterly financial statements in accordance with SAS No. 100. The Audit Committee’s primary responsibility is to monitor and oversee these processes, and the systems of internal controls that management and the Board have established. The Board has determined that each of the members of the audit committee is an “independent director” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of NASDAQ.
In connection with these responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the fair and complete presentation of our annual and quarterly financial results for the fiscal year ended March 31, 2007. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required by Statement of Auditing Standards No. 61, Communication with Audit Committees.
The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm that firm’s independence from us and our management. In addition, the Audit Committee has considered whether non-audit services by the independent registered public accounting firm are compatible with the independence requirements of Board Standard No. 1. The Audit Committee has concluded that the independent registered public accounting firm is independent from us and our management.
The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, the evaluations of our internal controls, and the overall quality of our financial reporting.
Based on the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2007, as filed with the SEC. The Audit Committee and the Board also have approved and recommended the selection of our independent registered public accounting firm.
AUDIT COMMITTEE
          Gary Haber, Chairman
          David Coriat
          Ira S. Epstein

(1)
The foregoing report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

NOMINATIONS AND GOVERNANCE COMMITTEE REPORT
The Nominations and Governance Committee is composed of two independent directors and operates under a written charter approved and annually reviewed by our Board.
NOMINATIONS AND GOVERNANCE COMMITTEE
          David Coriat, Chairman
          Robert J. McCloskey

STOCK PERFORMANCE GRAPH
The graph below compares our cumulative total return, the NASDAQ U.S. Market Index and our selected peer group for the five-year period ended March 31, 2007. Our new peer group consists of Handleman Company, Trans World Entertainment Corporation, Navarre Corporation, Lions Gate Entertainment and Genius Products, Inc. We added Genius Products, Inc., an entertainment products distribution company that distributes, licenses, acquires and produces entertainment programming on DVD and emerging entertainment platforms. Genius Products was added to our new peer group as most of their business parallels our own. Our old peer group consisted of Handleman Company, Trans World Entertainment Corporation, Navarre Corporation and Lions Gate Entertainment. The graph assumes an initial investment in us of $100 on March 31, 2002, in the NASDAQ U.S. Market Index and in our peer group. The graph also assumes reinvestment of dividends, if any. The stockholder return shown on the graph below should not be considered indicative of future stockholder returns, and we will not make or endorse any predictions of future stockholder returns.
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG IMAGE ENTERTAINMENT, INC., THE NASDAQ U.S. MARKET INDEX,
OUR NEW PEER GROUP AND OUR OLD PEER GROUP
* $100 invested on 3/31/02 in stock or index-including reinvestment of dividends. Fiscal year ending March 31.

	3/02	3/03	3/04	3/05	3/06	3/07

Image Entertainment, Inc.	100.00	87.49	122.34	202.78	137.16	155.33
NASDAQ U.S. Market	100.00	71.19	108.56	109.31	129.50	136.19
New Peer Group	100.00	79.59	189.89	253.27	176.68	189.76
Old Peer Group	100.00	80.23	191.08	257.03	177.60	185.73

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
To be considered for inclusion in our proxy solicitation materials for the Fiscal 2008 Annual Meeting of Stockholders, a stockholder proposal under SEC Rule 14a-8 must be received by our Corporate Secretary at our principal executive offices no later than thirty days prior to the date the Company intends to mail its proxy materials for the Fiscal 2008 Annual Meeting.
A stockholder may wish to have a proposal (other than a proposal in respect of a nominee for election to the Board) presented at the Fiscal 2008 Annual Meeting of Stockholders but not to have the proposal included in our proxy statement for the meeting. If notice of the proposal is not received by us by the date which is no later than thirty days prior to the date the Company intends to mail its proxy materials for the Fiscal 2008 Annual Meeting, then the proposal will be deemed untimely under Rule 14a-4(c) under the Securities Exchange Act of 1934, and we will have the right to exercise discretionary voting authority with respect to the proposal.
Under Article 2, Section 2.10 of our Bylaws, nominations for election of members of the Board may be made by the Board or any stockholder of any outstanding class of our voting stock entitled to vote for the election of directors. Notice of intention to make any nominations, other than the Board of Directors, must be made in writing and be received at our principal offices not less than 90 days and no more than 120 days prior to the mailing date of the proxy materials for the prior year’s annual meeting of stockholders called for the election of directors, and if such meeting was not timely held, a reasonable time prior to the mailing of proxies for the annual meeting in which the proposal is to be included in accordance with SEC Rule 14a-4(c). The notice must contain the following information about each nominee, together with such other information as the Board of Directors may require:
•	name, age, business and residential address,

•	principal occupation,

•	number of shares of our voting stock owned by the nominee, and

•	any other information that would be required by SEC Rule 14a with respect to the election of directors.
The notice must also contain the name and residence address of the notifying stockholder, and the number of shares of our voting stock owned by the notifying stockholder. Nominations not made in accordance with these procedures will be disregarded by the chairman of the meeting, and the inspectors of election will then disregard all votes cast for the nominees.
ANNUAL REPORT TO STOCKHOLDERS/FORM 10-K
Our Annual Report to Stockholders on Form 10-K for the fiscal year ended March 31, 2007 accompanies this Proxy Statement but does not constitute proxy soliciting material. Copies are available upon request. Please direct requests to:
DENNIS HOHN CHO, ESQ.
Corporate Secretary
Image Entertainment, Inc.
20525 Nordhoff Street, Suite 200
Chatsworth, CA 91311
VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE
In addition to voting your shares via the enclosed proxy card, you may also vote your shares via the Internet or Telephone, as follows:
•	By Internet — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

•	By Telephone — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

OTHER BUSINESS
The Proxyholders will have discretionary authority to vote on such business (other than Proposal 1 and Proposal 2) as may properly come before the annual meeting of stockholders (the Board does not know of any such business as of this date), and all matters incident to the conduct of the meeting.
By Order of the Board of Directors,
IMAGE ENTERTAINMENT, INC.

DENNIS HOHN CHO, ESQ.
Corporate Secretary
Chatsworth, California
February 27, 2008
Whether or not you expect to attend the meeting, we urge you to promptly complete, date and sign the enclosed proxy and return it in the envelope provided. Thank You.

IMAGE ENTERTAINMENT, INC.
ATTN: INVESTOR RELATIONS
20525 NORDHOFF STREET, SUITE 200
CHATSWORTH, CA 91311-6100
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Image Entertainment, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Image Entertainment, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	IMGEN1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY
IMAGE ENTERTAINMENT, INC.

1.	Election of Class I Directors (Proposal 1).		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee’s on the line below.
			All	For All	Except
	01)	M. TREVENEN HUXLEY
	02)	ROBERT J. MCCLOSKEY	☐	☐	☐

		For	Against	Abstain
2.	Ratification of the appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending March 31, 2007 (Proposal 2).	☐	☐	☐

3.	The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any matters incident to the conduct of the Meeting.

Please date this Proxy and sign exactly as your name appears hereon. If shares are jointly held, this Proxy should be signed by each joint owner. Executors, administrators, guardians or others signing in a fiduciary capacity should state their full titles. A Proxy executed by a corporation should be signed in its name by its president or other authorized officer. A Proxy executed by a partnership should be signed in its name by an authorized person.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMAGE ENTERTAINMENT, INC.
Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders
March 28, 2008
The undersigned appoints Martin W. Greenwald and Ira S. Epstein, and each of them, proxies (each with full power of substitution) to represent the undersigned at the Image Entertainment, Inc. Annual Meeting of Shareholders to be held on March 28, 2008, and any adjournments thereof, and to vote the shares of the Company’s common stock held of record by the undersigned on February 26, 2008 as directed on the reverse side.

The shares represented by this Proxy will be voted as directed on the reverse side. If no direction is indicated, the shares represented by this Proxy will be voted FOR the Class I director nominees named in Proposal 1, FOR Proposal 2, and will be voted in the discretion of the proxies on such other business as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated February 27, 2008.

PLEASE PROMPTLY COMPLETE, DATE AND SIGN THIS PROXY AND
RETURN IT IN THE ENVELOPE PROVIDED.
PLEASE SIGN ON REVERSE SIDE